Exhibit 10.19.9

2014 DECLARATION OF SECOND AMENDMENT TO
OLD DOMINION FREIGHT LINE, INC. DIRECTOR PHANTOM STOCK PLAN
THIS 2014 DECLARATION OF SECOND AMENDMENT, is made effective as of the 7th day of August, 2014, by Old Dominion Freight Line, Inc. (the “Company”), to the Company’s Director Phantom Stock Plan, as amended through February 20, 2014 (the “Plan”).
R E C I T A L S:
WHEREAS, the Board of Directors of the Company has deemed it advisable to amend Section 2.19 of the Plan to conform the definition of “Fair Market Value” to the definition of such term in the Old Dominion Freight Line, Inc. 2012 Phantom Stock Plan; and
WHEREAS, the Company desires to evidence such amendment by this Declaration of Second Amendment.
NOW, THEREFORE, IT IS DECLARED that upon approval of this Declaration of Second Amendment by the Board of Directors effective August 7, 2014, the Plan shall be and hereby is amended as follows:
1. Amendment to Section 2.19. Section 2.19 of the Plan is hereby amended by deleting in its entirety Section 2.19 of the Plan in its current form and substituting therefor the following:

2.19.
“Fair Market Value” of a share of Common Stock as of a given date shall be established in good faith by the Administrator. The Administrator may in its discretion use (i) the 50-day moving average of a share of Common Stock as reported on the principal stock exchange on which shares of the Common Stock are then traded (with such 50-day averaging period ending on the trading day immediately preceding such given date), or (ii) any other method as the Administrator may determine in good faith.

2. Continued Effect. Except as set forth herein, the Plan shall be unchanged and shall remain in full force and effect.
IN WITNESS WHEREOF, this Declaration of Second Amendment is executed on behalf of Old Dominion Freight Line, Inc. effective as of the day and year first above written.

OLD DOMINION FREIGHT LINE, INC.

BY:	/s/ David S. Congdon
David S. Congdon
President and Chief Executive Officer

ATTEST:

/s/ Ross H. Parr
Ross H. Parr
Secretary

[Corporate Seal]